UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 20, 2011

VORNADO REALTY L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	No. 000-22635	No. 13-3925979
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

888 Seventh Avenue
New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 894-7000

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items 3.02 and 5.03.  Unregistered Sales of Equity Securities and Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 20, 2011, Vornado Realty Trust (the “General Partner”) issued and sold 7,000,000 of 6.875% Series J Cumulative Redeemable Preferred Shares, liquidation preference $25.00 per share (“Series J Preferred Shares”), at $25.00 per share in an underwritten public offering pursuant to an effective registration statement. On April 20, 2011, the General Partner, as the General Partner of Vornado Realty L.P. (the “Company”), amended the Company’s limited partnership agreement to designate and authorize the issuance of up to 8,050,000 of the Company’s 6.875% Series J Preferred Units, liquidation preference $25.00 per unit (“Series J Preferred Units”). A copy of that amendment is attached hereto as Exhibit 3.1 and incorporated herein by reference. The General Partner granted to the underwriters of the public offering an option for 30 days from April 13, 2011 to purchase up to an additional 1,050,000 Series J Preferred Shares to cover over-allotments, which was exercised in full on April 20, 2011 for settlement on April 21, 2011. The General Partner has contributed and will contribute the entire net proceeds from the public offering of the Series J Preferred Shares to the Company in exchange for the same number of Series J Preferred Units of the Company (with economic terms that mirror the terms of the Series J Preferred Shares). The issuance and sale of the Series J Preferred Units to the General Partner is exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended.

The Company’s Series J Preferred Units will rank, as to distributions and upon liquidation, senior to the Class A Common Units of limited partnership interest in the Company and on parity with other preferred units in the Company, as set forth in the amendment to the Company’s limited partnership agreement attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

3.1  Forty-Third Amendment to Second Amended and Restated Agreement of Limited Partnership.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY L.P.
(Registrant)

By:	/s/ JOSEPH MACNOW
Name:	Joseph Macnow
Title:

Executive Vice President - Finance and Administration and Chief Financial Officer of  Vornado Realty Trust, sole general partner of Vornado Realty L.P. (duly authorized officer  and principal financial and accounting officer)

Date: April 20, 2011

Exhibit Index

3.1	Forty-Third Amendment to Second Amended and Restated Agreement of Limited Partnership.